UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2026

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5005 McConnell Avenue Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 665-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on June 11, 2026 (the “Meeting”), the shareholders of Armata Pharmaceuticals, Inc. (the “Company”) elected seven members to our board of directors, each for a one-year term expiring at the annual meeting of shareholders in 2027, as follows:

Members	Number of Shares Voted For	Number of Shares Withheld	Broker Non- Votes
Deborah L. Birx, M.D.	28,349,266	242,970	1,257,467
Daniel B. Gilmer, Ph.D.	28,543,542	48,694	1,257,467
Jules Haimovitz	28,350,690	241,546	1,257,467
Odysseas D. Kostas, M.D.	28,353,918	238,318	1,257,467
Robin C. Kramer	28,537,772	54,464	1,257,467
Joseph M. Patti, Ph.D.	28,544,094	48,142	1,257,467
Sarah Schlesinger, M.D.	28,354,046	238,190	1,257,467

At the Meeting, our shareholders next approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The vote for such approval was 28,547,283 shares for, 27,765 shares against, 17,188 shares abstaining, and 1,257,467 shares of broker non-votes.

At the Meeting, our shareholders next approved, on a non-binding advisory basis, a one-year frequency for future advisory votes on the Company’s named executive officer compensation. The vote for such approval was 28,567,809 shares for one year, 2,400 shares for two years, 17,113 shares for three years, 4,914 shares abstaining, and 1,257,467 shares of broker non-votes.

After considering the results of the non-binding advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Meeting, the Company’s board of directors determined that the Company will hold an advisory vote on named executive officer compensation annually until the next required vote on the frequency of such votes, or the board of directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

Also at the Meeting, our shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The vote for such ratification was 29,842,514 shares for, 6,631 shares against, 558 shares abstaining, and 0 shares of broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026	Armata Pharmaceuticals, Inc.

	By:	/s/ David House
	Name:	David House
	Title:	Senior Vice President, Finance and Principal Financial Officer